THE VICTORY PORTFOLIOS


Balanced Fund                             Financial Reserves Fund                   Prime Obligations Fund
Convertible Fund                          Focused Growth Fund                       Small Company Opportunity Fund
Core Bond Fund (until November 1, 2005,   Fund for Income                           Special Value Fund
     the Intermediate Income Fund)        Gradison Government Reserves Fund         Stock Index Fund
Diversified Stock Fund                    Institutional Money Market Fund           Tax-Free Money Market Fund
Established Value Fund                    National Municipal Bond Fund              Value Fund
Federal Money Market Fund                 Ohio Municipal Bond Fund
                                          Ohio Municipal Money Market Fund

                   Supplement dated September 30, 2005 to the

                       Statement of Additional Information

                  dated March 1, 2005, as revised June 15, 2005

1. Effective, November 1, 2005, the Intermediate Income Fund will change its name to Core Bond Fund. All references to Intermediate Income Fund in this Statement of Additional Information are to be replaced with Core Bond Fund.

2. The following modifies the section entitled "Instruments in Which the Funds Can Invest -- Futures and Options -- Options," which begins on p. 34:

      The Established Value Fund may: (a) write covered call options on up to 25% of its total assets; and (b) purchase put options.

3. Credit Default Swap Agreements. The following is added to the section entitled "Instruments in Which the Funds Can Invest" at p. 38, immediately before the sub-section entitled "Other Investments":

            Credit Default Swap Agreements.

            The Intermediate Income Fund and the Balanced Fund may engage in credit default swap transactions ("CDS"). Either Fund may enter into a CDS for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, or to gain exposure to certain markets in the most economical way possible. In a CDS, the "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or the seller in a credit default transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a quarterly fixed rate of income throughout the term of the contract, the contract of which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. CDS involve greater risks than if a Fund had invested in the reference obligation directly. The Funds do not intend to use CDS for purposes of leverage. Neither Fund will enter into a CDS with any single party if the net amount owed or to be received under existing contracts with that party would exceed 10% of the Fund's total assets.

                                  VP-SAI-SUPP

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            Whether a Fund's use of CDS agreements will be successful in furthering its investment objective of total return will depend on the Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, CDS agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a CDS agreement in the event of the default or bankruptcy of a CDS agreement counterparty. The Funds will enter into CDS agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds' repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended, may limit the Fund's ability to use CDS agreements. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing CDS agreements or to realize amounts to be received under such agreements.

            Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or "earmarking" of assets determined to be liquid by Victory Capital Management Inc., the Funds' investment adviser (the "Adviser"), in accordance with procedures established by the Board of Trustees of The Victory Portfolios (the "Board"), to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of either Fund's investment restriction concerning senior securities.

4. The following replaces in its entirety the section entitled "Investment Strategies -- Securities Lending Transactions," on p. 41:

            Securities Lending Transactions. The Balanced, Diversified Stock, Established Value, Focused Growth, Intermediate Income, Small Company Opportunity, Special Value, Stock Index and Value Funds may from time to time lend securities from their portfolios to broker-dealers, banks, financial institutions and institutional borrowers of securities and receive collateral in the form of cash or U.S. government obligations. KeyBank National Association ("KeyBank"), an affiliate of the Adviser, serves as lending agent for these Funds, pursuant to a Securities Lending Agency Agreement that was approved by the Board. Under the Funds' current practices (which are subject to change), a Fund must receive initial collateral equal to 102% of the market value of the loaned securities, plus any interest due in the form of cash or U.S. government obligations. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to a Fund sufficient to maintain the value of the collateral equal to at least 100% of the value of the loaned securities. Pursuant to an SEC exemptive order, KeyBank has entered into an arrangement with the Funds whereby KeyBank receives a fee based on a percentage of the net returns generated by the lending transactions. Under the Securities Lending Agency Agreement, KeyBank receives a pre-negotiated percentage of the net earnings on the investment of the collateral. The Funds will not lend portfolio securities to: (a) any "affiliated person" (as that term is defined in the Investment Company Act of 1940, as amended) of any Fund; (b) any affiliated person of the Adviser; or
            (c) any affiliated person of such an affiliated person. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans will be subject to termination by the Funds or the borrower at any time. While a Fund will not have the right to vote securities on loan, they intend to terminate loans and regain the right to vote if that is considered important with respect to the investment. A Fund will enter into loan arrangements only with broker-dealers, banks or other institutions that either the Adviser or KeyBank has determined are creditworthy under guidelines established by the Board. Each of the Funds listed above will limit its securities lending to 33-1/3% of its total assets.

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5.    The following replaces in its entirety the section entitled "Additional
      Purchase, Exchange and Redemption Information -- Purchasing Shares -- Reduced Sales Charge -- Retirement Plans" at p. 54:

      o Retirement Plans. Retirement plans (including Section 401 and 457 Plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans) with plan assets greater than $5,000,000 and IRA Rollovers from retirement plans with assets invested in Class A shares of the Victory Funds are eligible to buy Class A shares without an initial sales charge. (Retirement plans with assets invested in one or more Victory Funds prior to December 31, 2002 that were eligible to buy Class A shares without an initial sales charge based on the eligibility requirements then in effect may continue to buy Class A shares without an initial sales charge.)

            Effective December 1, 2005, Investment Professionals may receive payment on purchases of $1 million or more of Class A shares that are sold at NAV as follows: 0.50% of the current purchase amount if cumulative prior purchases sold at NAV plus the current purchase is less than $5 million; and 0.25% of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $5 million to $9,999,999. In addition, in connection with such purchases, the Distributor may advance Shareholder Servicing Fees of 0.25% of the purchase amount to Investment Professionals for providing services to shareholders.

6. The following information is added to the section entitled "Advisory and Other Contracts -- Disclosure of Portfolio Holdings -- Ongoing Arrangements to Disclose Portfolio Holdings" at p. 95:

            Standard & Poor's, a ratings agency, receives portfolio information weekly.

7. The following modifies the section entitled "Advisory and Other Contracts -- Portfolio Managers," which begins on p. 84:

            Effective August 11, 2005, Arvind K. Sachdeva serves as the lead portfolio manager, and Neil A. Kilbane and Richard J. Turgeon serve as the co-portfolio managers of Value Fund. Also, effective November 1, 2005, Craig E. Ruch and Trenton Tipton-Fletcher will serve as co-portfolio managers of the Core Bond Fund (formerly known as the Intermediate Bond Fund). In addition to Mr. Ruch and Mr. Tipton-Fletcher, Thomas M. Seay serves as the Fund's lead portfolio manager.

            As of June 30, 2005, these portfolio managers managed all of the other investment companies, other pooled investment vehicles and other accounts shown in the following table as a team.


    --------------------------------------------- --------------------------- -------------------------------
                                                                                 Number of Other Accounts
                                                   Number of Other Accounts    (Total Assets)* Subject to a
                                                    (Total Assets)* as of       Performance Fee as of June
             Portfolio Management Team                  June 30, 2005                    30, 2005
    --------------------------------------------- --------------------------- -------------------------------
    Value Fund (Mr. Sachdeva, Mr. Kilbane and
         Mr. Turgeon)
          Other Investment Companies                         None                          N/A
          Other Pooled Investment Vehicles             5 ($564 million)                    N/A
          Other Accounts                             70 ($1,499 million)                   N/A
    --------------------------------------------- --------------------------- -------------------------------
    Core Bond Fund (Mr. Seay, Mr.
         Tipton-Fletcher and Mr. Ruch)
          Other Investment Companies                         None                          N/A
          Other Pooled Investment Vehicles           10 ($1,012 million)                   N/A
          Other Accounts                              15 ($546 million)                    N/A
    --------------------------------------------- --------------------------- -------------------------------

         ___________________
         *  Rounded to the nearest million.

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            The following table indicates the dollar range of shares of the relevant Fund beneficially owned by the indicated portfolio manager as of June 30, 2005. Information concerning beneficial ownership of Fund shares by the Core Bond Fund's other mangers is included in the SAI.

         -----------------------------------------------------------------------
         Portfolio Manager        Fund                  Dollar Range of Shares
                                                        Beneficially Owned
                                                        as of June 30, 2005
         -----------------------------------------------------------------------
         Mr. Kilbane              Value Fund            None
         -----------------------------------------------------------------------
         Mr. Ruch                 Core Bond Fund        None
         -----------------------------------------------------------------------
         Mr. Sachdeva             Value Fund            $10,001 to $50,000
         -----------------------------------------------------------------------
         Mr. Tipton-Fletcher      Core Bond Fund        $1 to $10,000
         -----------------------------------------------------------------------
         Mr. Turgeon              Value Fund            None
         -----------------------------------------------------------------------

8. The following replaced in its entirety the section entitled "Advisory and Other Contracts -- Portfolio Managers -- Compensation," which begins on p. 87:

            Compensation
            ------------

            Each Fund's portfolio managers each receives a base salary plus an annual incentive bonus for managing the Fund, other investment companies, other pooled investment vehicles and other accounts (including other accounts for which the Adviser receives a performance fee). A manager's base salary is dependent on the manager's level of experience and expertise. The Adviser monitors each manager's base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various consultants that specialize in competitive salary information.

            A portfolio manager's annual incentive bonus is based on the manager's individual and investment performance results. The Adviser establishes a "target" incentive for each portfolio manager based on the manager's level of experience and expertise in the manager's investment style. This target is set at a percentage of base salary, generally ranging from 40% to 150%. Individual performance is based on balanced scorecard objectives established annually during the first quarter of the fiscal year, and is assigned a 50% weighting. Individual performance metrics include portfolio structure and positioning as determined by a consultant, research, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to KeyCorp's corporate philosophy and values, such as leadership and teamwork. Investment performance is based on investment performance of each portfolio manager's portfolio or Fund relative to a selected peer group(s), and is assigned a 50% weighting. The overall performance results of each Fund and all similarly-managed investment companies, pooled investment vehicles and other accounts are compared to the performance information of a peer group of similarly-managed competitors, as supplied by third party analytical agencies. The manager's performance versus the peer group then determines the final incentive amount, which generally ranges from zero to 150% of the "target," depending on results. For example, performance in an upper decile may result in an incentive bonus that is 150% of the "target" while below-average performance may result in an incentive bonus as low as zero. Performance results for a manager are based on the composite performance of all accounts managed by that manager on a combination of one and three year rolling performance. Composite performance is calculated on a pre-tax basis and does not reflect applicable fees.

            The Funds' portfolio managers may participate either in the Adviser's long-term incentive plan, the results for which are based on the Adviser's business results (the "Adviser Incentive Plan"), or may receive options on KeyCorp common stock (the "KeyCorp Incentive Plan"). Eligibility for participation in these incentive programs depends on the manager's performance and seniority. The following portfolio managers participate in the Adviser Incentive Plan: Mr. Babin, Ms. Bush, Mr. Dahl, Mr. Danes, Mr. Dunkerley, Mr. Janus, Mr. Kaesberg, Mr. Kefer, Mr. Kenney, Mr. Kilbane, Mr.

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            Koskuba, Ms. Koury, Mr. Maronak, Mr. Miller, Ms. Rains, Mr. Ruch,
            Mr. Sachdeva, Mr. Seay, Ms. Starke, Mr. Tipton-Fletcher and Mr. Toft. The following portfolio managers participate in the KeyCorp Incentive Plan: Mr. Conners, Mr. Dahl, Mr. Dunkerley, Mr. Globits, Mr. Kefer, Mr. Kenney, Mr. Koskuba, Mr. Maronak, Mr. Miller, Mr. Pelaia, Mr. Roche and Ms. Starke. Mr. Cowperthwait does not participate in either Incentive Plan.

            In addition to the compensation described above, each of the Diversified Stock Fund's portfolio managers (Mr. Babin, Mr. Danes and Ms. Rains) and each of the Core Bond Fund's portfolio managers (Mr. Seay, Mr. Tipton-Fletcher and Mr. Ruch) may earn long-term incentive compensation based on a percentage of the incremental, year-over-year growth in revenue to the Adviser attributable to fees paid by all investment companies, other pooled investment vehicles and other accounts that employ strategies similar to those employed by the Diversified Stock Fund and the Core Bond Fund.





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                                  VP-SAI-SUPP